December 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

5595 Trillium Boulevard
Hoffman Estates, Illinois                         60192
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (847) 747-6800

Item 8.01.  Other Events.

	Monthly Reporting

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Floorplan Receivables, L.P., on behalf of itself and its co-registrant Distribution Financial Services Floorplan Master Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits.

Exhibit
No.	    	Document Description

99.1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 11/30/2004

99.2		Distribution Financial Services Floorplan Master Trust
Payment Date Statement Series 2000-2
Reporting for period ending 11/30/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                        12/15/2004
Collection Period Ending                 11/30/2004
Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,132,605,872
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,116,942,843

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                       1,314,437
 5 SAU 1-30 Office                                       7,644,629
 6 Total                                                 8,959,066
 7 Trust Receivables                                 3,132,605,872
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                23,494,544
10 Amount in Excess                                              0

11 NSF 30+                                                 553,687
12 SAU 30+                                               2,005,064
                                                         2,558,751

Overconcentrations
13 End of month Pool Balance                         3,116,942,843
                                                        Limits         Actual      Excess
14 A/R Receivables                              20%    623,388,569    87,115,210          0

15 Asset Based Receivables                      20%    623,388,569   167,208,385          0

16 Dealer concentration top 1 of 8             2.5%     77,923,571   109,427,605 31,504,034
17 Dealer concentration 2 of 8                   3%     77,923,571    83,749,472  5,825,901
18 Dealer concentration 3 of 8                   3%     77,923,571    77,486,688          0

19 Dealer concentration Other                    2%     62,338,857    31,773,985          0

20 Manufacturer Concentration Top 3             15%    467,541,426   261,641,282          0

21 Manufacturer Concentration Other             10%    311,694,284   101,805,934          0

22 Product Line Concentration:

23 CE & Appl                                    25%    779,235,711   132,213,992          0

24 MIS                                          25%    779,235,711   382,321,107          0

25 Motorcycle                                   25%    779,235,711   390,780,441          0

26 Marine                                       35%  1,090,929,995   750,532,053          0

27 RV                                           35%  1,090,929,995   895,493,649          0

28 Music                                        25%    779,235,711    59,152,043          0

29 Industrial Equipment                         25%    779,235,711   129,633,361          0

30 A/R                                          25%    779,235,711   254,323,595          0

31 Snowmobiles                                  25%    779,235,711             0          0

32 Other                                        25%                  138,155,631          0

33 Delayed Funding Receivables                                                             2

                                            9/30/04        10/31/04      11/30/04   Average
34 Charge Offs to Receivables
   (Annualized)                              -0.27%           0.00%        -0.03%     -0.10%
35 Payment Rate                              41.93%          37.24%        40.48%     39.88%

Net Receivable Rate - Current Month
36 Interest                                   5.28%
37 Discount                                   2.43%
38 Total                                      7.71%
39 Less Servicing                            -2.00%
40 Remaining                                  5.71%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             11/30/04
Collection Period       11/01/04 11/30/04
Determination Date      12/13/04
Distribution Date       12/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     10/31/04  2,986,843,837
2 Plus: Account Additions         11/01/04    109,089,083
3 Beginning of month
  Principal
  Receivables                     11/01/04  3,095,932,920
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         11/01/04  3,080,453,255
6 Beginning of month Dealer
  Overconcentrations              11/01/04     16,727,148
  Beginning of month
7 Unconcentrated
  Pool Balance                    11/01/04  3,063,726,107

8 End of month Principal
  Receivables                     11/30/04  3,132,605,872
9 Discount Factor                                0.50%
10End of mo Pool Balance          11/30/04  3,116,942,843
11End of month Dealer
  Overconcentrations              11/30/04     31,504,034
12End of month
  Unconcentrated Pool
  Balance                         11/30/04  3,085,438,809
13Overconcentrated %              11/30/04       1.01%
14Unconcentrated %                11/30/04      98.99%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 11/01/04                    16,727,148     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           11/01/04                       0.56%          16.75%          16.00%         0.50%        0.25%
17End of month Invested
  Amount                          11/30/04                    37,329,934     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           12/13/04                             -               -               -             -            -
19Balance                         12/15/04                    37,329,934     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     12/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            11/15/04              -
22Determination Date
  Deposit                         12/15/04              -
  Distribution Date
23Disbursement                    12/15/04              -
  Excess Funding Account
24Balance                         12/15/04              -

Reserve Fund
25Required Amount                 12/15/04                                    17,500,000
26Beginning Balance               11/15/04                                    17,500,000
27Deposits              11/15/04  12/15/04                                        25,529
28Disbursements         11/15/04  12/15/04                                        25,529
29Ending Balance                  12/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      11/30/04                       1.22%          16.32%          15.59%         0.49%        0.24%
31Floating Allocation
  Percentage                      11/30/04                       1.22%          16.32%          15.59%         0.49%        0.24%

32Principal Collections 11/01/04  11/30/04  1,253,293,243        535,883
33Nonprincipal Collectio11/01/04  11/30/04     18,739,978          2,676
34Total Collections     11/01/04  11/30/04  1,272,033,221        538,559

Defaults
35Defaulted Amount      11/01/04  11/30/04        (83,719)
36Investor Default Amoun11/01/04  11/30/04                             -         (13,663)        (13,048)         (410)       (205)

Interest
37Monthly Interest                12/15/04                             -         987,542         935,104        32,750       19,688
38Interest Shortfall              12/15/04                             -               -               -             -            -
39Additional Interest             12/15/04                             -               -               -             -            -
40Total                           12/15/04                             -         987,542         935,104        32,750       19,688

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination              11/01/2004                                  500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         11/01/04  11/30/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         12/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio11/01/04  11/30/04     18,739,978          2,676
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               11/01/04  11/30/04      1,419,085
47Floating Allocation
  Percentage                                                     1.22%          16.32%          15.59%         0.49%        0.24%
48Investor Nonprincipal
  Collections           11/01/04  11/30/04                         2,676       3,058,363       2,920,737        91,751       45,875
49Investor portion of
  Servicer Advance
  Less Reimbursement    11/01/04  11/30/04                             -         231,595         221,173         6,948        3,474
50Plus:  Investment Proc11/01/04  11/30/04                             -          29,310
51Less:
52Monthly Interest                12/15/04                             -         987,542         935,104        32,750       19,688
53Prior Monthly Interest          12/15/04                             -               -               -             -            -
54Additional Interest             12/15/04                             -               -               -             -            -
55Reserve Fund Deposit            12/15/04                             -               -               -             -            -
56Default Amount        11/01/04  11/30/04                             -         (13,663)        (13,048)         (410)       (205)
57Charge-Offs           11/01/04  11/30/04                             -               -               -             -            -
58Monthly Servicing Fee           12/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               12/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          12/15/04                             -               -               -             -            -
61Yield Supplement Dep.           12/15/04                             -               -
62Balance:  Excess Servi11/01/04  11/30/04                      2,676.00    1,512,056.00

Collection Account
63Beginning Balance               11/15/04                                             -
64Deposits              11/15/04  12/15/04                                     1,219,137
65Disbursements         11/15/04  12/15/04                                     1,219,137
66Ending Balance                  12/15/04                                             -

Interest Funding Account
67Beginning Balance               11/15/04                                             -
68Deposits              11/15/04  12/15/04                                       987,675
69Disbursements         11/15/04  12/15/04                                       987,675
70Ending Balance                  12/15/04                                           -

Principal Funding Account
71Beginning Balance               11/15/04                                             -
72Deposits              11/15/04  12/15/04                                             -
73Disbursements         11/15/04  12/15/04                                             -
74Ending Balance                  12/15/04                                             -

Yield Supplement Account
75Required Amount                 12/15/04                                     2,500,000
76Beginning balance               11/15/04                                     2,500,000
77Deposit               11/15/04  12/15/04                                         3,647
78Disbursements         11/15/04  12/15/04                                         3,647
79Ending balance                  12/15/04                                     2,500,000

80Total Amount Distributed        12/15/04        987,542

Interest Rate for the Next Period
81One-month LIBOR       12/15/04  01/17/04          2.40250%
82Net Receivables Rate            11/30/04          5.70602%
